UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 3, 2003 (September 2, 2003)

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-50239	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Item 5.  Other Events

On September 2, 2003 Accuride Corporation issued a press release to announce that a new collective bargaining agreement was ratified at the Company’s manufacturing plant in Erie, Pennsylvania.

The press release issued by Accuride regarding this matter is filed as Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)                               Exhibits

99.1                           Press Release of Accuride Corporation, dated September 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE COPORATION

Date: September 3, 2003	By:	/s/ John R. Murphy
John R. Murphy
Executive Vice President-Finance and Chief Financial Officer